Exhibit 10.1
                       FOURTH AMENDMENT TO LOAN DOCUMENTS


                  THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (the "Amendment") is made and entered into effective as of July 15, 2005, by and between [i] ALMOST FAMILY, INC., a Delaware corporation ("AFI"),[ii] each of the Subsidiaries of AFI that is a party to this Agreement (all of which are Borrowers for the purposes of the Loan Agreement and the other Loan Documents) and [iii] JP MORGAN CHASE BANK, N.A., a national banking association (successor by merger to Bank One, NA (main office Chicago, Illinois)) (in its individual capacity, "Chase"), for itself as a Lender and as Agent for the Lenders ("Agent").

                                    RECITALS

A. AFI, various Subsidiaries of AFI, and Chase, for itself as the Lender and in its capacity as Agent for Lenders, are parties to a certain Loan and Security Agreement dated August 3, 1999, as modified by an Omnibus Amendment to Loan Documents dated as of May 30, 2001 ("2001 Amendment"), and a Second Amendment to Loan and Security Agreement ("Second Amendment") effective as of November 5, 2002, and a Third Amendment to Loan Documents dated as of March 22, 2004 (collectively, the "Loan Agreement"; certain capitalized terms used in this Amendment have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which Lenders agreed to make the Loans to, and issue Letters of Credit for the account of, Borrowers subject to and in accordance with the provisions of the Loan Agreement and the other Loan Documents.

B. Borrowers and Lenders have agreed, subject to and in accordance with the provisions of this Amendment and the Loan Documents as modified pursuant to this Amendment [i] to extend the expiration date of the Original Term to June 30, 2008, [ii] to modify the manner in which the Borrowing Base EBITDA Availability is calculated, and [iii] as otherwise set forth herein.

                  NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

                                   ARTICLE I.

                          Amendments to Loan Agreement

                  Borrowers, Agent, and Lenders agree that, effective as of June 30, 2005 in each case, the Loan Agreement shall be modified as follows:

1.1 The definition of Borrowing Base EBITDA Availability contained in Section 2.1A[4], as applied to the financial statements of Borrowers for periods ending on December 31, 2004 and thereafter, is amended as follows:

                  [4] "Borrowing Base EBITDA Availability" means, during the period from and including December 31, 2004, and at all times thereafter, the EBITDA Multiple times Borrowing Base EBITDA for the immediately preceding twelve
(12) consecutive calendar months for which the monthly financial statements required by the Reporting Rider have been delivered.

                  As used in this Agreement, the term "EBITDA Multiple" for purposes of determining Borrowing Base EBITDA Availability under this Section 2.1A[4] means 4.00.

1.2 June 30, 2008 is agreed to be the expiration date of the Original Term referred to in Section 2.5 of the Loan Agreement.

1.3 The definition of "Borrowing Base EBITDA" contained in Section 11.1 is amended by substituting "75%" for "25%" in the third line thereof.

1.4 The Borrowing Base Exhibit (ss.11.1) in the form attached to and made a part of this Amendment is substituted for the form thereof in effect immediately prior to the execution and delivery of this Amendment.

                                  ARTICLE II.

                                Other Provisions

2.1 Borrowers hereby restate and confirm each of the representations, warranties and covenants contained in the Loan Agreement and the other Loan Documents, as modified by this Amendment. Without limitation of the preceding sentence, Borrowers represent and warrant that this Amendment has been executed and delivered by a representative of AFI for itself and on behalf of each of the Borrowers duly authorized to do so and is valid and binding on Borrowers.

2.2 Borrowers agree to reimburse Agent for all expenses incurred by Agent and Lenders in connection with the preparation, execution, delivery and performance of this Amendment, including, without limitation, for reasonable fees of legal counsel to Agent.

2.3 Except as expressly modified by this Amendment, all terms and conditions of the Note(s), the Loan Agreement, the Mortgages and the other Loan Documents shall remain in full force and effect as they were immediately prior to the execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern this Amendment in all respects. Upon the effectiveness of this Amendment, each reference in the Note(s), the Loan Agreement and the other Loan Documents to the terms "Loan Agreement," "hereunder," "hereof, "herein" or words of like import shall mean and be deemed a reference to the Loan Agreement as modified by this Amendment.

2.4 This Amendment may not be modified in any respect except in writing signed by the party charged with such modification. This Amendment constitutes the final, complete and exclusive agreement among Agent, Lenders and Borrowers concerning its subject matter and neither the Agent, Lenders nor the Borrowers are relying on any oral agreements or understandings of any nature whatsoever with respect thereto.

2.5 This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

              < the balance of this page intentionally left blank >

                  IN TESTIMONY WHEREOF, witness the signatures on behalf of Borrowers, Agent and Lenders effective as of the date first above written.

                    "Borrowers"

                    ALMOST FAMILY, INC., a Delaware corporation, for itself as a Borrower and as agent for each of the other Borrowers under the Loan Agreement


                    By: /s/ C. Steven Guenthner
                        ------------------------
                        C. Steven Guenthner
                        Sr. Vice President and CFO




                    "Agent" and "Lenders"

                    JP MORGAN CHASE BANK, N.A., as Agent and for itself as a Lender


                    By: /s/ Robert E. Miles
                        -----------------------
                        Robert E. Miles
                        First Vice President

Attachments

Borrowing Base Certificate Exhibit (ss.11.1)

                                  Attachment to
                       Fourth Amendment to Loan Documents

                  Borrowing Base Certificate Exhibit (ss.11.1)

                           BORROWING BASE CERTIFICATE
                  (Almost Family, Inc. and the other Borrowers)

                (All amounts and calculations are determined on a
                 consolidated basis for all Borrowers as of the
                    Certificate Effective Date in each case)
                            (000s omitted throughout)

1.       Revolving Loan Commitment(s) Availability

         A. Revolving Loan Commitment(s)                            $22,500

Less

         B. The sum of the following Mandatory Prepayments, if the effect of same is to reduce the Revolving Credit Commitment

            [1]     Proceeds of Asset Dispositions (as described in
                    Section 2.4B[2] of the
                    Loan Agreement)                             $_______________

Less

         C. The Letter of Credit Reserve calculated, without duplication, as follows:

            [1 All reimbursement and other liabilities of Borrowers or any of their Subsidiaries with respect to each Lender Letter of Credit, whether contingent or otherwise including:

                           [a] Amount available to be drawn or which may become available
                                    to be drawn                 $_______________

                           [b] All amounts which have been paid or made available by any Lender issuing a Lender Letter of Credit to the extent not
                                    reimbursed                  $_______________

                           [c] All unpaid interest, fees and
                                    expenses related thereto    $_______________

                  [2]      Letter of Credit Liability for Lender
                           Letters of Credit
                           (sum of C[1][a] through C[1][c])     $_______________

         D.       Revolving Loan Commitment Availability
                  (1A minus 1B minus 1C[2])                     $_______________

2.       Asset Availability

         A. 85% of Eligible Accounts unpaid not more than
                  90/120 days (see attached Schedule)            _______________

Plus

         B. 60% of Eligible Accounts unpaid not more than
                  180/210 days                                  $_______________

Plus

         C.       50% of Eligible Inventory (not to exceed $750)$_______________

         D.       Asset Availability (2A plus 2B plus 2C)       $_______________

3.       Borrowing Base EBITDA Availability

         A.       4.00 times EBITDA for preceding 12 months     $_______________

4.       Borrowing Base Availability

         A.       Borrowing Base (greater of 2D or 3A)          $_______________

Less

         B.       Letter of Credit Liability for Lender
                  Letters of Credit (1C[2])                      _______________

         C.       Borrowing Base Availability
                  (2A minus 2B)                                  _______________

5.       Maximum Revolving Loan Amount

         A.       Lesser of line 1D and line 4C                $ _______________

         B. Revolving Loans outstanding as of
                  Certificate Effective Date                   $ _______________

C.       Availability as of Certificate Effective Date
         (5A minus 5B)                                         $ _______________


                    SCHEDULE OF ELIGIBLE ACCOUNTS RECEIVABLE

      (All amounts and calculations are determined on a consolidated basis for all Borrowers as of Calculation Effective Date in each case)

         A.       Gross Accounts Receivable                    $ _______________
Minus
         B. Accounts that are not Eligible Accounts (See Section 2.1B for complete criteria)

                  [1] Payable more than 180 days after date of
                           invoice issuance                    $ _______________

                  [2] Unpaid more than 180 days after due date specified in invoice, or 210 days if no due
                           date was specified                    _______________

                  [3] Credits due from Borrowers to account
                           debtors of Borrowers                  _______________

                  [4]      Account debtor located outside U.S.   _______________

                  [5]      Account debtor that an Agent has identified as having
                           unsatisfactory credit standing        _______________

                  [6] Account (other than Medicare and Medicaid) for which debtor is U.S. Government or instrumentality, and no
                           Assignment of Claims compliance       _______________

                  [7] Account debtor is Affiliate of Borrowers or a director, officer, agent, stockholder or employee of any Borrower or any of their
                           Affiliates                            _______________
                  [8]      Accounts as to which more than 25%
                           of aggregate accounts are unpaid more
                           than 180 days after due date
                           (210 if no due date specified)        _______________

                  [9] Accounts subject to unresolved
                           dispute to extent of the dispute      _______________

                  [10] Evidenced by instrument not in
                           possession of Agent, on behalf
                           of Lenders                            _______________

                  [11] Accounts not subject to first priority Lien of
                           Agent, on behalf of Lenders           _______________

                  [12] Accounts subject to Lien of a Person other
                           than Agent not a Permitted Encumbrance_______________

                  [13] Accounts from account debtors subject to
                           bankruptcy or insolvency              _______________

                  [14] Accounts from an account debtor in excess of 20% of all Accounts due from that same account debtor at the Certificate Date_______________

                           [15] Accounts for which account debtor's obligation to pay is conditional (e.g., bill and hold;
                           consignment)                          _______________

                           [16] Account for which account debtor is located in New Jersey or other applicable state and Borrower hasn't either qualified there or filed Notice of Business Activities Report or similar filing
                                                                 _______________

                  [17] Accounts for which account debtor is creditor of Borrower, to extent of credits owed by Borrower
                                                                 _______________

                  [18]     Subtotal [1 through 17]             $ _______________

         C.       Eligible Accounts [A minus B18]              $ _______________

                      AGING SUMMARY OF ACCOUNTS RECEIVABLE
                      ------------------------------------
      (All amounts and calculations are determined on a consolidated basis for all Borrowers as of Certificate Effective Date in each case)

Current                                                     $___________________

1 to 30 days past due                                       $___________________

31 to 60 days past due                                      $___________________

61 to 90 days past due                                      $___________________

91 to 120 days past due                                     $___________________

121 to 150 days past due                                    $___________________

151 to 180 days past due                                    $___________________

Over 180 days past due                                      $___________________

Total Accounts Receivable                                   $___________________

(Reconcile to line 1 of calculation of
Eligible Accounts Receivable)

                        AGING SUMMARY OF ACCOUNTS PAYABLE
                        ---------------------------------
      (All amounts and calculations are determined on a consolidated basis for all Borrowers as of Certificate Effective Date in each case)

Current                                                     $___________________

1 to 30 days past due                                       $___________________

31 to 60 days past due                                      $___________________

61 to 90 days past due                                      $___________________

91 to 120 days past due                                     $___________________

Over 120 days past due                                      $___________________

Total Accounts Payable                                      $___________________